DELAWARE GROUP TAX-FREE PA FUND A
 ANNUALIZED RATE OF RETURN
 FOR FISCAL YEAR ENDING 1995
 -------------------------------------------------------------------------------

 Average Annual Compounded Rate of Return:

                              n
                       P(l + T) = ERV

     ONE
     YEAR
 ------------------
                  1
           $1000(1 - T) = $1,020. 00


 T= 2.00%



    THREE
    YEARS
 ------------------
                  3
           $1000(1 - T)  =    $1,139.7


 T= 4.46%


     FIVE
     YEARS
 ------------------
                  5
           $1000(1 - T)  =   $1,421.22


 T= 7.28%


      TEN
     YEARS
 ------------------
                             10
                     $1000(1 - T) = $2,207.16


T= 8.24%

DELAWARE GROUP TAX-FREE PA FUND A
TOTAL RETURN PERFORMANCE
ONE YEAR
--------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                        $8.73
Initial Shares                                       114.548


Fiscal     Beginning        Dividends          Reinvested           Cumulative
 Year       Shares         for Period            Shares               Shares
------     ---------       ----------          ----------           ----------
 1995       114.548          $0.488               7.026              121.574
------     ---------       ----------          ----------           ----------







Ending Shares                                    121.574
Ending NAV                                x        $8.39
                                          --------------
Investment Return                              $1,020.01





Total Return Performance
------------------------
Investment Return                               $1,020.01
Less Initial Investment                         $1,000.00
                                           --------------
                                                   $20.01 / $1,000.00 x 100



Total Return:                                        2.00%

DELAWARE GROUP TAX-FREE PA FUND A
TOTAL RETURN PERFORMANCE
THREE YEARS
--------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                        $8.78
Initial Shares                                       113.895


Fiscal      Beginning           Dividends            Reinvested      Cumulative
 Year         Shares           for Period              Shares          Shares
--------------------------------------------------------------------------------
 1993        113.895             $0.504                6.935          120.830
--------------------------------------------------------------------------------
 1994        120.830             $0.493                7.167          127.997
--------------------------------------------------------------------------------
 1995        127.997             $0.488                7.851          135.848
--------------------------------------------------------------------------------








Ending Shares                                   135.848
Ending NAV                                x       $8.39
                                          -------------
Investment Return                             $1,139.76


Total Return Performance
------------------------
Investment Return                             $1,139.76
Less Initial Investment                       $1,000.00
                                           ------------
                                                $139.76 / $1,000.00 x 100




Total Return:                                     13.98%

DELAWARE GROUP TAX-FREE PA FUND A
TOTAL RETURN PERFORMANCE
FIVE YEARS
--------------------------------------------------------------------------------

 Initial Investment                                 $1,000.00
 Beginning OFFER                                        $8.04
 Initial Shares                                       124.378


Fiscal       Beginning         Dividends          Reinvested         Cumulative
 Year         Shares          for Period            Shares             Shares
--------------------------------------------------------------------------------
 1991        124.378           $0.536               8.818              133.196
--------------------------------------------------------------------------------
 1992        133.196           $0.525               8.824              142.020
--------------------------------------------------------------------------------
 1993        142.020           $0.504               8.649              150.669
--------------------------------------------------------------------------------
 1994        150.669           $0.493               8.937              159.606
--------------------------------------------------------------------------------
 1995        159.606           $0.488               9.789              169.395
--------------------------------------------------------------------------------

Ending Shares                                       169.395
Ending NAV                                    x       $8.39
                                              -------------
Investment Return                                 $1,421.22





------------------------
Investment Return                                 $1,421.22
Less Initial Investment                           $1,000.00
                                               ------------
                                                    $421.22 / $1,000.00 x 100




Total Return:                                         42.12%

DELAWARE GROUP TAX-FREE PA FUND A
TOTAL RETURN PERFORMANCE
TEN YEARS
--------------------------------------------------------------------------------

Initial Investment                                  $1,000.00
Beginning OFFER                                         $7.48
Initial Shares                                        133.690


Fiscal     Beginning        Dividends            Reinvested          Cumulative
 Year       Shares         for Period              Shares              Shares
--------------------------------------------------------------------------------
 1986      133.690           $0.612                11.256              144.946
--------------------------------------------------------------------------------
 1987      144.946           $0.564                10.768              155.714
--------------------------------------------------------------------------------
 1988      155.714           $0.558                12.018              167.732
--------------------------------------------------------------------------------
 1989      167.732           $0.555                12.344              180.076
--------------------------------------------------------------------------------
 1990      180.076           $0.548                13.080              193.156
--------------------------------------------------------------------------------
 1991      193.156           $0.536                13.698              206.854
--------------------------------------------------------------------------------
 1992      206.854           $0.525                13.703              220.557
--------------------------------------------------------------------------------
 1993      220.557           $0.504                13.429              233.986
--------------------------------------------------------------------------------
 1994      233.986           $0.493                13.880              247.866
--------------------------------------------------------------------------------
 1995      247.866           $0.488                15.204              263.070
--------------------------------------------------------------------------------






Ending Shares                                   263.070
Ending NAV                                        $8.39
                                            -----------
Investment Return                             $2,207.16





Total Return Performance
------------------------
Investment Return                             $2,207.16
Less Initial Investment                       $1,000.00
                                            -----------
                                              $1,207.16 / $1,000.00 x 100



Total Return                                     120.72%

DELAWARE GROUP TAX-FREE PA FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
--------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                      n
                 P(l + T) = ERV

    ONE
    YEAR
 ----------
               1
        $1000(1 - T) = $1,061.62

 T= 6.16%

DELAWARE GROUP TAX-FREE PA FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
--------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                     n
                P(l + T) = ERV

   ONE
   YEAR
-----------
              1
       $1000(1 - T) = $1,021.62


T= 2.16%

DELAWARE GROUP TAX-FREE PA B
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                  $1,000.00
Beginning OFFER                                         $8.32
Initial Shares                                        120.192


Fiscal       Beginning        Dividends         Reinvested         Cumulative
 Year         Shares         for Period           Shares             Shares
--------------------------------------------------------------------------------
 1994         120.192          $0.421             6.342             126.534
--------------------------------------------------------------------------------







Ending Shares                                     126.534
Ending NAV                                    x     $8.39
                                              -----------
                                                $1,061.62
Less CDSC                                          $40.00
                                              -----------
Investment Return                               $1,021.62


Total Return Performance
------------------------
Investment Return                               $1,021.62
Less Initial Investment                         $1,000.00
                                              ------------------
                                                   $21.62 / $1,000.00 x 100




Total Return:                                        2.16%

DELAWARE GROUP TAX-FREE PA B
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                        $8.39
Initial Shares                                       119.190


Fiscal         Beginning          Dividends          Reinvested      Cumulative
 Year           Shares           for Period            Shares          Shares
--------------------------------------------------------------------------------
 1994          119,190             $0.421              7.344          126.534
--------------------------------------------------------------------------------



Ending Shares                                     126.534
Ending NAV                                  x       $8.39
                                            -------------
Investment Return                               $1,061.62



Total Return Performance
------------------------
Investment Return                               $1,061.62
Less Initial Investment                         $1,000.00
                                            -------------
                                                   $61.62 / $1,000.00 x 100




Total Return:                                        6.16%